Exhibit g(19)

FORM OF

FIRST AMENDMENT TO
JOINT TRADING ACCOUNT CUSTODY AGREEMENT
BETWEEN
THE BANK OF NEW YORK
AND
FIDELITY FUNDS

 FIRST AMENDMENT TO JOINT TRADING ACCOUNT CUSTODY AGREEMENT BETWEEN THE BANK OF NEW YORK AND FIDELITY FUNDS, dated as of _______, by and between THE BANK OF NEW YORK ("Custodian") and each of the entities listed on SchedulesA-1, A-2, A-3 and A-4 hereto on behalf of itself or, (i) in the case of a series company, on behalf of one or more of its portfolios or series listed on SchedulesA-1 or A-2 hereto, (ii) in the case of the accounts listed on Schedule A-3 hereto, acting through Fidelity Management & Research Company, and (iii)in the case of the commingled or individual accounts listed on Schedule A-4 hereto, acting through Fidelity Management Trust Company (collectively, the "Funds" and each, a "Fund").

WITNESSETH

 WHEREAS, Custodian and certain of the Funds have entered into that certain Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Funds, dated as of May 11, 1995 (the "Agreement"), pursuant to which the Funds have appointed the Custodian as its custodian for the purpose of establishing and administering one or more joint trading accounts or subaccounts thereof (individually, an "Account" and collectively, the "Accounts") and holding cash and securities for the Funds in connection with repurchase transactions effected through the Accounts; and

 WHEREAS, Seller and the Funds desire to amend the Agreement as set forth below.

 NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained herein, the parties hereto agree as follows. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including the preamble and recitals, have the meanings provided in the Agreement.

 The Agreement is hereby amended by deleting Paragraph2.03(f) in its entirety and substituting the following in lieu thereof:

 "(f) Overdraft. In the event that the Custodian is directed by Proper Instructions to make any payment or transfer of funds on behalf of a Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of such Fund, the Custodian may, in its discretion, provide an overdraft ("Overdraft") to the Fund (such Fund being referred to herein as an "Overdraft Fund"), in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by the Overdraft Fund and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the Overdraft Fund at a rate agreed upon in writing, from time to time, by the Custodian and the Overdraft Fund. The Custodian and the Funds acknowledge that the purpose of such Overdrafts is to temporarily finance the purchase or sale of securities for prompt delivery in accordance with the terms hereof. The Custodian hereby agrees to notify each Overdraft Fund by 3:00 p.m., New York time, of the amount of any Overdraft. Provided that Custodian has given the notice required by this subparagraph (f), the Funds hereby agree that, as security for the Overdraft of an Overdraft Fund, the Custodian shall have a continuing lien and security interest in and to all interest of such Overdraft Fund in Securities whose purchase is financed by Custodian and which are in Custodian's possession or in the possession or control of any third party acting on Custodian's behalf and the proceeds thereof. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee under common law and a secured party under the New York Uniform Commercial Code and any other applicable laws or regulations as then in effect."


 IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered under seal by their duly authorized officers.

[SIGNATURE LINES OMITTED]

DAILY MONEY FUND
Capital Reserves:  Money Market Portfolio
Capital Reserves:  U.S. Government Portfolio
Fidelity U.S. Treasury Income Portfolio
Money Market Portfolio
U.S. Treasury Portfolio

FIDELITY ADVISOR ANNUITY FUNDS
Fidelity Advisor Annuity Government Investment Fund
Fidelity Advisor Annuity Growth Opportunities Fund
Fidelity Advisor Annuity High Yield Fund
Fidelity Advisor Annuity Income & Growth Fund
Fidelity Advisor Annuity Money Market Fund
Fidelity Advisor Annuity Overseas Fund

FIDELITY ADVISOR SERIES I
Fidelity Advisor Equity Portfolio Growth
 Fidelity Advisor Institutional Equity Portfolio Growth

FIDELITY ADVISOR SERIES II
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Income & Growth Fund
Fidelity Advisor Short Fixed-Income Fund

FIDELITY ADVISOR SERIES III
Fidelity Advisor Equity Income

FIDELITY ADVISOR SERIES IV
Fidelity Advisor Limited Term Bond Fund
Fidelity Real Estate High Income Fund
Fidelity Institutional Short-Intermediate Government Portfolio

 FIDELITY ADVISOR SERIES V
Fidelity Advisor Global Resources Fund

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Overseas Portfolio

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Strategic Income Fund

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund
Fidelity Disciplined Equity Fund
Fidelity Stock Selector
Fidelity Value Fund

FIDELITY CHARLES STREET
Fidelity Asset Manager
Fidelity Asset Manager:  Growth
 Fidelity Asset Manager:  Income
Fidelity Short-Intermediate Government Fund
 Spartan Investment-Grade Bond Fund
Spartan Short-Term Income Fund

FIDELITY COMMONWEALTH TRUST
Fidelity Intermediate Bond Fund
Fidelity Market Index Fund
Fidelity Small Cap Stock Fund
Fidelity Large Cap Stock Fund

FIDELITY CONGRESS STREET FUND

FIDELITY CONTRAFUND

 FIDELITY DESTINY PORTFOLIOS
Destiny I
Destiny II

FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund
Fidelity Mid-Cap Stock Fund
Fidelity Real Estate Investment Portfolio
Fidelity Utilities Fund
 Spartan Long-Term Government Bond Fund

FIDELITY EXCHANGE FUND

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund
Fidelity Equity-Income II Fund
Fidelity Retirement Growth Fund

FIDELITY FIXED-INCOME TRUST
Fidelity Investment Grade Bond Fund
Fidelity Short-Term Bond Portfolio
Spartan Government Income Fund
Spartan High Income Fund
Spartan Short-Intermediate Government Fund

FIDELITY GOVERNMENT SECURITIES FUND

FIDELITY HASTINGS STREET TRUST
Fidelity Fifty
Fidelity Fund

FIDELITY HEREFORD STREET TRUST
Spartan Money Market Fund
 Spartan U.S. Government Money Market Fund

FIDELITY ADVISOR KOREA FUND, INC.

 FIDELITY EMERGING ASIA FUND

FIDELITY INCOME FUND
Fidelity Ginnie Mae Portfolio
Fidelity Mortgage Securities Portfolio
Spartan Limited Maturity Government Fund

FIDELITY INSTITUTIONAL CASH PORTFOLIOS
Domestic Money Market Portfolio
Money Market Portfolio
U.S. Government Portfolio
U.S. Treasury Portfolio
U.S. Treasury Portfolio II

FIDELITY INSTITUTIONAL INVESTORS TRUST
State and Local Asset Management Series:  Government Money Market
Portfolio

FIDELITY INSTITUTIONAL TRUST
Fidelity U.S. Bond Index Portfolio
Fidelity U.S. Equity Index Portfolio

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Europe Capital Appreciation Fund
Fidelity Europe Fund
Fidelity Global Bond Fund
Fidelity International Growth & Income Fund
Fidelity International Value Fund
Fidelity Japan Fund
Fidelity Latin America Fund
Fidelity New Markets Income Fund
Fidelity Overseas Fund
Fidelity Pacific Basin Fund
Fidelity Short-Term World Income Fund
Fidelity Southeast Asia Fund
Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND

FIDELITY MONEY MARKET TRUST
Domestic Money Market Portfolio
Retirement Government Money Market Portfolio
 Retirement Money Market Portfolio
 U.S. Government Portfolio
U.S. Treasury Portfolio

FIDELITY MT. VERNON STREET TRUST
Fidelity Emerging Growth Fund
Fidelity Growth Company Fund
Fidelity New Millennium Fund

FIDELITY PHILLIPS STREET TRUST
 Fidelity Cash Reserves
 Fidelity U.S. Government Reserves

FIDELITY PURITAN TRUST
Fidelity Balanced Fund
 Fidelity Global Balanced Fund
 Fidelity Low-Priced Stock Fund
Fidelity Puritan Fund

FIDELITY SCHOOL STREET TRUST
Spartan Bond Strategist

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund
Fidelity Dividend Growth Fund
Fidelity Growth & Income Portfolio
Fidelity OTC Portfolio

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio
American Gold Portfolio
Automotive Portfolio

 FIDELITY SELECT PORTFOLIOS (CONTINUED)
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Chemicals Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Products Portfolio
Defense and Aerospace Portfolio
Developing Communications Portfolio
Electronics Portfolio
Energy Portfolio
Energy Service Portfolio
Environmental Services Portfolio
Financial Services Portfolio
Food and Agriculture Portfolio
Health Care Portfolio
Home Finance Portfolio
Industrial Equipment Portfolio
Industrial Materials Portfolio
Insurance Portfolio
Leisure Portfolio
Medical Delivery Portfolio
Money Market Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Paper and Forest Products Portfolio
 Precious Metals and Minerals Portfolio
 Regional Banks Portfolio
Retailing Portfolio
Software and Computer Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Growth Portfolio

FIDELITY STERLING PERFORMANCE PORTFOLIO, LP.

FIDELITY SUMMER STREET TRUST
 Fidelity Capital & Income Fund

FIDELITY TREND FUND

 FIDELITY UNION STREET TRUST
Fidelity Export Company Fund
Spartan Ginnie Mae Fund

FIDELITY UNION STREET TRUST II
Fidelity Daily Income Trust
Spartan World Money Market Fund

FIDELITY U.S. INVESTMENTS - BOND FUND, LP.

FIDELITY U.S. INVESTMENTS - GOVERNMENT SECURITIES FUND, LP.

FIDELITY YEN PERFORMANCE PORTFOLIO, LP.

NORTH CAROLINA CAPITAL MANAGEMENT TRUST
 Cash Portfolio
 Term Portfolio

SPARTAN U.S. TREASURY MONEY MARKET FUND

VARIABLE INSURANCE PRODUCTS FUND
Equity-Income Portfolio
Growth Portfolio
 High Income Portfolio
 Money Market Portfolio
Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager:  Growth Portfolio
Asset Manager Portfolio
Contrafund Portfolio
Index 500 Portfolio
 Investment Grade Bond Portfolio

DIVIDEND FUNDING

REDEMPTION FUNDING

SCHEDULE A-2

FIDELITY INTERNATIONAL (BERMUDA) FUNDS LTD.
 Fidelity International U.S. Treasury Portfolio

FIDELITY INCOME PLUS FUND

SCHEDULE A-3

ACCOUNTS
 Massachusetts Municipal Depository Trust

SCHEDULE A-4

ACCOUNTS
 The Fidelity Group Trust for Employee Benefits Plans